UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020
_______________________________________________________________________________
iStar Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 39th Floor
New York, New York 10036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 930-9400
 _______________________________________________________________________________
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STAR	New York Stock Exchange
8.00% Series D Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PD	New York Stock Exchange
7.65% Series G Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PG	New York Stock Exchange
7.50% Series I Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

iStar Inc. announced that David Eisenberg has been appointed to the company's board of directors effective as of August 3, 2020.

Mr. Eisenberg is the Founder and Managing Director of Zigg Capital, a venture capital fund focused on the real estate and construction industries. Mr. Eisenberg has been investing for the past decade in companies that provide novel software or hardware solutions to these industries or which create new uses of space. Representative companies in which he has invested include Procore, Juniper Square, VTS Matterport and Tend. Prior to founding Zigg, Mr. Eisenberg served as the Global Senior Vice President of Technology of CBRE Group, Inc. from January 2017 to January 2019. He joined CBRE as a result of CBRE's acquisition of Floored, a technology company founded by Mr. Eisenberg and led by him as its Chief Executive Officer from June 2012 to January 2017. Earlier in Mr. Eisenberg's career, he was a founding team member of two other retail technology businesses, TellApart (subsequently acquired by Twitter) and Bonobos (subsequently acquired by Walmart). Mr. Eisenberg started his career at Bain & Company and graduated from Harvard with a degree in Psychology. Mr. Eisenberg's qualifications for iStar's board include his experience in investing capital in the real estate and construction industries, his operational experience in real estate technology and his extensive background as an entrepreneur and founder of new technology businesses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

Date:	August 6, 2020	By:	/s/ JEREMY FOX-GEEN
Jeremy Fox-Geen Chief Financial Officer (principal financial officer)